Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: June 2001

                            MONTHLY OPERATING REPORT

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                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
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-----------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-----------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
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  Copies of bank statements                                                            X
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  Cash disbursement journals(attached to bank reconciliations)                         X
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Statement of Operations                                           MOR-2                X
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Balance Sheet                                                     MOR-3                X
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Status of Post Petition Taxes                                     MOR-4
-----------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
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  Copies of tax returns filed during reporting period                                  X
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Summary of Unpaid Post Petition Debts                             MOR-4
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  Listing of aged accounts payable                                                     X
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Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-----------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-----------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    7/16/01
-------------------------------------          ---------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    7/16/01
-------------------------------------          ---------
Signature of Authorized Invididual                Date


Catherine V. Merlino CFO                        7/16/01
-------------------------------------          ---------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                          June 1, 2001 - June 30, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 6/1/01                           8,728,605     3,216    22,040      4,443,886     94,596   28,073  13,320,417    2,998,777
                                   ============================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           362,400    51,600   111,000                                        525,000   13,968,574
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense                  1,297                                                              1,297      404,248
  reimbursments
Caton                                    21,544                                                             21,544       84,898
Notes, loans & other receivables         35,500                                                             35,500    3,334,864
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,518,163
Multi-family Sales                                                                                               0    4,253,729
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy               10,598                              5,616        120       35      16,369      153,846
                                   --------------------------------------------------------------------------------------------

Total Receipts                          431,339    51,600    111,000         5,616        120       35     599,710   37,024,312

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (51,355)  (129,414)                                     (180,769)  (5,637,558)
Insurance                                                                                                        0     (814,515)
Administrative                         (239,805)                (674)                                     (240,479)  (2,681,489)
Taxes                                   (33,170)                                                           (33,170)    (310,881)
Other(see attached schedule)            (29,549)                                                           (29,549)  (1,506,035)
Transfers (to DIP accounts)            (525,000)                                                          (525,000) (13,968,574)
Restructuring Costs                     (48,902)                                                           (48,902)  (2,207,529)
US Trustee Quarterly Fees                                                                                        0      (34,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (876,426)  (51,355)  (130,088)            0          0        0  (1,057,869) (27,160,831)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (445,087)      245    (19,088)        5,616        120       35    (458,159)   9,863,481
                                   --------------------------------------------------------------------------------------------

Cash June 30, 2001                    8,283,518     3,461      2,952     4,449,502     94,716   28,108  12,862,258   12,862,258
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,057,869
Less: Transfers to Debtor in Possession accounts             (525,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              532,869
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
June 1, 2001-June 30, 2001

Disbursements-Other

Property Funding-operations                     12,400 (1)
Tax return & Filing fee funding                 17,149 (2)
                                                ------

                                                29,549
                                                ======

(1) Amount represents total advanced by debtor to a senior living property to pay operating expenses and insurance.

(2) Amount represents total advanced to several multi-family investing partnerships for payment of the 2000 tax return preparation and filing fees. See court order attached.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
June 30, 2001

Beginning Balance @6/01/01                                         8,713,757.86

Add: Cash Receipts                                                    68,939.38
Less: Cash Disbursements                                            (525,000.00)
                                                                   ------------

Book Balance @6/30/01                                              8,257,697.24

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @6/30/01                                              8,257,697.24
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
June 30, 2001

                                                                GCL
                                                             ---------

Caton                               6/4/01                   21,544.11
Expense reimbursement               6/5/01                      492.42
Expense reimbursement              6/12/01                      100.00
Vendor refund                      6/21/01                      449.40
Batchelor receivables              6/25/01                   35,500.00
Vendor refund                      6/25/01                      255.44
Interest Income                    5/31/01                   10,598.01

                                                             ---------
                                                             68,939.38
                                                             =========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
June 30, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.   6/1/01     140,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   6/4/01      30,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   6/5/01     101,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   6/15/01     33,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   6/19/01    118,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct    6/21/01     68,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct    6/25/01     35,000.00
                                                                                ----------

                                                                                525,000.00
                                                                                ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
June 30, 2001

Beginning Balance @6/01/01                                          14,849.44

Add: Cash Receipts                                                 525,000.00
Less: Cash Disbursements                                          (514,023.28)
                                                                  -----------

Book Balance @6/30/01                                               25,826.16

Less: Deposits and transit
Add: Outstanding Checks                                             31,511.93
                                                                  -----------

Bank Balance @6/30/01                                               57,388.09
                                                                  ===========

CHASE CHECKING ACCOUNT
CASH RECEIPTS
June 30, 2001

  Deposit                                               Deposit
   Date                 Description                     Amount
----------------------------------------------------------------

   6/1/01   Transfer from Chase money market acct.    140,000.00
   6/4/01   Transfer from Chase money market acct.     30,000.00
   6/5/01   Transfer from Chase money market acct.    101,000.00
  6/15/01   Transfer from Chase money market acct.     33,000.00
  6/19/01   Transfer from Chase money market acct.    118,000.00
  6/21/01   Transfer from Chase money market acct.     68,000.00
  6/25/01   Transfer from Chase money market acct.     35,000.00
                                                      ----------

                                                      525.000.00
                                                      ==========

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GRAND COURT LIFESTYLES, INC.
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PAYROLL BANK RECONCILIATION
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S:\USERS\CM\01GCLPR.WK4
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Bank Atlantic-Boca Payroll
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                                                                        2001
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                                                                        June
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BOOK BAL BEGINNING                                                    3,214.60
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CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            24,000.00
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                                              WT fm Chase             3,600.00
--------------------------------------------------------------------------------
                                              WT fm Chase            24,000.00
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CD-PAYROLL-per ADP sheets                        6/8/01             (23,196.40)
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                                                 6/15/01             (3,620.84)
--------------------------------------------------------------------------------
                                                 6/22/01            (23,576.93)
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401-k transfer                                   6/8/01                (455.70)
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401-k transfer                                   6/22/01               (455.70)
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401-k transfer
--------------------------------------------------------------------------------

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Garnishments
--------------------------------------------------------------------------------
Garnishments
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Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
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Manual check-included in prior month CD
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Manual check-included in prior month CD
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Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
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Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
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Voided checks not yet in ADP
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Voided checks not yet in ADP
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CD-S/C                                                                  (49.31)
--------------------------------------------------------------------------------

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BOOK BAL ENDING                                                       3,459.72
                                                                      ========
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DIT
--------------------------------------------------------------------------------

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O/S:                                                3,300.00           1,813.76
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                                                                      1,813.76
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BANK BALANCE                                                          5,273.48
                                                                      ========
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--------------------------------------------------------------------------------
Per Bank Statement                                                    5,273.48
--------------------------------------------------------------------------------

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                                                                         (0.00)
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GRAND COURT LIFESTYLES, INC.
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PAYROLL BANK RECONCILIATION
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S:\USERS\CM\01GCLPR.WK4
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                                                                    June 2001
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BOOK BAL BEGINNING                                                   22,041.39
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CR - PER G/L                                     WT fm Chase         60,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         51,000.00
--------------------------------------------------------------------------------

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CD-PAYROLL-per ADP sheets                             6/8/01        (45,754.35)
--------------------------------------------------------------------------------
                                                      6/15/01          (481.06)
--------------------------------------------------------------------------------
                                                      6/22/01       (23,356.44)
--------------------------------------------------------------------------------

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Health insurance                                 ck#1295             (2,158.72)
--------------------------------------------------------------------------------

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Payroll taxes                                         6/8/01        (30,220.99)
--------------------------------------------------------------------------------
Payroll taxes                                         6/15/01        (1,201.99)
--------------------------------------------------------------------------------
Payroll taxes                                         6/22/01       (23,617.16)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

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Payroll taxes
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Garnishments                                     ck#1293             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1294             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
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Voided checks not yet in ADP
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Voided checks not yet in ADP
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safety deposit box
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Other-ADP charges                                JUK 6/1/01             (51.84)
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Other-ADP charges                                JUK 5/31/01           (103.38)
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Other-ADP charges                                JUK 6/15/01            (77.30)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 6/22/01           (113.20)
--------------------------------------------------------------------------------
Other-Safety deposit box                                               (164.28)
--------------------------------------------------------------------------------
Other-Safety deposit box                                               (164.30)
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CD-S/C
--------------------------------------------------------------------------------

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BOOK BAL ENDING                                                       2,953.38
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DIT:
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O/S:
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Total Outstanding Checks
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BANK BALANCE                                                          2,953.38
                                                                      ========
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Per Bank Statement                                                    2,953.38
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                                                                         (0.00)
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CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
June 30, 2001

Beginning Balance @6/01/01                                          4,443,885.74

Add: Cash Receipts-
Add: Cash Receipts-interest income                                      5,616.11
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @6/30/01                                               4,449,501.85

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @6/30/01                                               4,449,501.85
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
June 30, 2001

Beginning Balance @6/01/01                                             94,597.12

Add: Cash Receipts-Interest Income                                        119.55
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @6/30/01                                                  94,716.67

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @6/30/01                                                  94,716.67
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
June 30, 2001

Beginning Balance @6/01/01                                             28,072.85

Add: Cash Receipts                                                         35.48
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @6/30/01                                                  28,108.33

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @6/30/01                                                  28,108.33
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                          June 1, 2001 - June 30, 2001

                                                                      Cumulative
                                                                        Filing
                                                        6/30/01        to Date
                                                     ----------------------------
Revenues:

Management Fee Income                                         0         2,279,074
General Partner Fees                                          0           304,645
Interest Income                                          58,570        10,107,751
Deferred Profit Earned                                   47,032           751,835
Loss from Wholly-Owned Subsidiaries                           0        (2,283,377)
Loss from Joint Ventures                                      0        (1,009,746)
Other Income                                                  0           515,000
                                                     ----------------------------

Total Revenues                                          105,602        10,665,182

Administrative Expenses:

Travel                                                    7,983            60,235
Telephone                                                15,463           268,068
Federal Express                                           4,391            54,221
Postage                                                    (197)           38,964
Office Supplies & Expense                                35,167           232,590
Outside Storage                                           1,181            24,883
Miscellaneous                                                 0            42,021
ADP                                                         841            10,521
Legal & Accounting                                            0            91,218
Licenses & Filing Fees                                    2,439            41,349
Recruitment                                                   0             8,792
Printing                                                      0             8,449
Caton Expenses                                           18,444           218,515
Rent                                                     74,986           906,404
Computer Equipment Maintenance                            1,240           168,534
Insurance                                                52,385           608,043
Equipment Leases                                          6,556           125,075
Office Salaries and expenses                            180,699         5,521,467
Director's Fees                                               0             9,500
Interest                                                      0            25,874
Corporate Taxes                                          33,170           223,018
Amortization                                                  0           472,545
                                                     ----------------------------

Total Administrative Expenses                           434,748         9,160,286
                                                     ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                 (231,900)       24,761,194
                                                     ----------------------------

Total Expenses                                          202,848        33,921,480
                                                     ----------------------------

Net Income(Loss) Before Reorganization Expenses         (97,246)      (23,256,298)
                                                     ----------------------------

Restructuring Expenses:
Administrative fees                                      (7,866)         (261,576)
Professional fees                                       (35,500)       (2,341,534)
US Trustee Quarterly Fees                                     0           (34,250)
Interest Earned on Accumulated Cash from Chapter 11      16,369           153,848
                                                     ----------------------------

Total Reorganization Expenses                           (26,997)       (2,483,512)
                                                     ----------------------------

Net Income(Loss)                                       (124,243)      (25,739,810)
                                                     ============================

Note (1):

(a) Net loss due to loss of properties for the month of June represents the reduction of loans payable due to the collection of investor notes which notes were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's liability

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

Note (2):

The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                  June 30, 2001

                                                   Book Value       Book Value
                                                    at end of       on Petition
                                                     Month              Date
                                                -------------------------------

Assets:

Cash                                                12,862,258        2,998,777
Notes & Receivables                                174,243,004      227,986,234
Investments                                          8,374,820       16,099,729
Construction in Progress                                    (0)         739,486
Furniture & Equipment-net                              326,421        4,658,158
Other Assets                                        16,743,167       18,526,143
                                                -------------------------------

Total Assets                                       212,549,670      271,008,527
                                                ===============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       310,181          549,781
Professional Fees                                      634,086               --
                                                -------------------------------

Total Post-Petition Liabilities                        944,267          549,781
                                                -------------------------------

Deferred Income                                     44,619,275       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                        94,409,834      106,385,512
Priority Debt                                          217,279          486,635
Unsecured Debt                                      88,457,951       84,197,250
                                                -------------------------------

Total Pre-Petition Liabilities                     183,085,064      191,069,397
                                                -------------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,091,480)     (57,190,813)
Net (loss) for period                              (32,956,233)      (7,216,422)
                                                -------------------------------

Total Stockholders' Equity                         (16,098,936)       9,243,948
                                                -------------------------------

Total Liabilities & Stockholders' Equity           212,549,670      271,008,527
                                                ===============================

                            Case Number 00-32578(NLW)
                      Reporting Period: Month of June 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                                Beginning     Amount                                                 Ending
                                   Tax       Withheld      Amount     Date           Check No         Tax
                                Liability   or Accrued      Paid      Paid            or EFT       Liability
                              --------------------------------------------------------------------------------
Federal

Withholding                          (0)      30,344        30,344 6/8,6/15,6/22   see attached         (0)
FICA-Employee                        (0)       8,069         8,069 6/8,6/15,6/22   see attached         (0)
FICA-Employer                        (0)       8,069         8,069 6/8,6/15,6/22   see attached         (0)
Unemployment                          0                                                                  0
Income                                0                                                                  0
Other:                                0                                                                  0
                              --------------------------------------------------------------------------------
   Total Federal Taxes                0       46,482        46,482             0              0          0
                              --------------------------------------------------------------------------------

State & Local

Withholding                           0        8,357         8,357 6/8,6/15,6/22   see attached          0
Sales
Excise
Unemployment                          0          201           201 6/8,6/15,6/22   see attached          0
Real Property
Personal Property
Other
                              --------------------------------------------------------------------------------
   Total State & Local                0        8,558         8,558             0              0          0
                              --------------------------------------------------------------------------------

Total Taxes                          (0)      55,040        55,040             0              0          0
                              ================================================================================

Case Number 00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: June 30, 2001

                                            Number of Days Past Due
                            Current    0-30   31-60   61-90  Over 90    Total
                           ---------------------------------------------------

Accounts Payable                      39,324      82     0   24,535     63,941
Accrued expenses                                             19,805     19,805
Taxes Payable                24,014                                     24,014
Other                       192,732            9,689                   202,421
                           ---------------------------------------------------

Total Post Petition Debts   216,746   39,324   9,771     0   44,340    310,181
                           ===================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - June 2001

Debtor Questionaire

                                                                   Yes     No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below.                                   |X|

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2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                        |X|

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3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                         |X|

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4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                |X|

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